                                                                      Exhibit 99

! B04D_FINAL.CDI #CMOVER_3.0E WHOLE_LOAN ! MAX_CF_VECTSIZE 552 ! !! Created by Intex Deal Maker v3.6.212 , subroutines 3.0g1 !! 04/14/2004 4:46 PM ! ! Modeled in the Intex CMO Modeling Language, (B000874397118) ! which is copyright (c) 2004 by Intex Solutions, Inc. ! Intex shall not be held liable for the accuracy of this data ! nor for the accuracy of information which is derived from this data. !

!
!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you !(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source !code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC !and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical !Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical !Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections !or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates

!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific !characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical !underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America !Securities LLC Trading Desk at
(704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither !Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final !prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell !or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based !on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC !Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve

!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail." !The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you !(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source !code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC !and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical !Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical !Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections !or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates !shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific !characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical

!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America !Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither !Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final !prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell !or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based !on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC !Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve !and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

 COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal = 1109829051.80 DEFINE CONSTANT #OrigCollBal1 = 206076541.83 DEFINE CONSTANT #OrigCollBal2 = 872868608.70 DEFINE CONSTANT #OrigCollBal3 = 30883901.27

!
  DEFINE CONSTANT #OrigBondBal = 1109829051.80 DEFINE CONSTANT #OrigBondBal1 = 206076541.83 DEFINE CONSTANT #OrigBondBal2 = 872868608.70 DEFINE CONSTANT #OrigBondBal3 = 30883901.27

!
  DEFINE #BondBal1                       = 230478051.80
  DEFINE #BondBal2                       = 879266951.80
  DEFINE #BondBal3                       = 60015951.80
  DEFINE #BondBal                        = 1169760955.40
!
   FULL_DEALNAME:        BANC OF AMERICA MORTGAGE SECURITIES, SERIES 2004-D
!
   DEAL SIZE:            $ 1109829051.80
   PRICING SPEED:        25% CPR
!  ISSUE DATE:           20040401
   SETTLEMENT DATE:      20040429
!
  Record date delay:     0
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
  TRUSTEE_FEE    GROUP 1     0.002
!
  TRUSTEE_FEE    GROUP 2     0.002
!
  TRUSTEE_FEE    GROUP 3     0.002
!
   DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20040401 _
       DEAL_FIRSTPAY_DATE         20040525

!
!
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200 DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200 DEFINE DYNAMIC STICKY #NetRate2 = (
  COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200 DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200

!
!
  DEFINE TABLE "SI_2TIMESLOSS1" (5, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%

      96.1   40%
      108.1   45%
      120.1   50%

!
  DEFINE TABLE "SI_2TIMESLOSS2" (5, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%
      96.1   40%
      108.1   45%
      120.1   50%

!
  DEFINE TABLE "SI_LOSSAAgg" (6, 2) = "MONTH" "SHIFTR"
      36.1   30%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSS3" (5, 2) = "MONTH" "PCT"
      72.1   30%
      84.1   35%
      96.1   40%
      108.1   45%
      120.1   50%

!
  DEFINE TABLE "CROSSPREP_2TIMESAgg" (1, 2) = "MONTH" "MULTIPLE"
      360.1   2
!
  DEFINE TABLE "SubShiftSUBS" (6, 2) = "MONTH" "PCT"
    84.1   0%
    96.1   30%
    108.1   40%
    120.1   60%
    132.1   80%
    144.1   100%

!
  DEFINE #COUPON_SUBS = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR        1.4925
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "SUBORD_3", "AR", "1A1", "1A2", "2A1", "2A2", "2A3", "2A4", "2A5", "2A6", "2A7", "2A8", "3A11", "B1", "B2", "B3", "B4",
"B5", "B6", "2WAC-IO", "1IO", "3IO", "2IO" ! ! Tranche "SUBORD_1" MODELING EXCHANGE

   Block 5564441.83 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20040401 Next 20040525

     (IF CURDATE LE 20070425 THEN COLL_NETRATE(1) -  0.106 ELSE COLL_NETRATE(1))
     0     99

!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 23567608.70 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) -  0.205981 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "SUBORD_3" MODELING EXCHANGE
   Block 833901.27 GROUP 3  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
     (IF CURDATE LE 20110325 THEN COLL_NETRATE(3) -  0.396 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "AR" SEN_FLT

   Block  100.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE
          _ Delay 24 Dated 20040401 Next 20040525

     (IF CURDATE LE 20070425 THEN COLL_NETRATE(1) -  0.106 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "1A1" SEN_FLT

   Block  195098000.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360
          BUSINESS_DAY NONE _ Delay 24 Dated 20040401 Next 20040525

     (IF CURDATE LE 20070425 THEN COLL_NETRATE(1) -  0.106 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "1A2" SEN_FLT

   Block  5414000.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY
          NONE _ Delay 24 Dated 20040401 Next 20040525

     (IF CURDATE LE 20070425 THEN COLL_NETRATE(1) -  0.106 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT

   Block  225000000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360
          BUSINESS_DAY NONE _ Delay 24 Dated 20040401 Next 20040525

     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) -  0.631 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT

   Block  449301000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360
          BUSINESS_DAY NONE _ Delay 24 Dated 20040401 Next 20040525

     (IF CURDATE LE 20090325 THEN COLL_NETRATE(2) -  0.05 ELSE COLL_NETRATE(2))
     0     999
!

Tranche "2A3" SEN_FLT

   Block  45267000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY
          NONE _ Delay 0 Dated 20040425 Next 20040525

     (IF CURDATE LE 20090325 THEN MIN(1.62,COLL_NETRATE(2) -  0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A4" SEN_FLT

   Block  17692000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY
          NONE _ Delay 0 Dated 20040425 Next 20040525

     (IF CURDATE LE 20090325 THEN MIN(2.543,COLL_NETRATE(2) -  0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A5" SEN_FLT

   Block  31535000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY
          NONE _ Delay 24 Dated 20040401 Next 20040525

     (IF CURDATE LE 20090325 THEN MIN(3.189,COLL_NETRATE(2) -  0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A6" SEN_FLT

   Block  19407000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY
          NONE _ Delay 24 Dated 20040401 Next 20040525

     (IF CURDATE LE 20090325 THEN MIN(3.678,COLL_NETRATE(2) -  0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A7" SEN_FLT

   Block  20572000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY
          NONE _ Delay 24 Dated 20040401 Next 20040525

     (IF CURDATE LE 20090325 THEN min(4.162,COLL_NETRATE(2) -  0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A8" SEN_FLT

   Block  40527000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY
          NONE _ Delay 24 Dated 20040401 Next 20040525

     (IF CURDATE LE 20090325 THEN MIN(4.134,COLL_NETRATE(2) -  0.060) ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3A11" SEN_FLT

   Block  30050000.00 GROUP 3 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY
          NONE _ Delay 24 Dated 20040401 Next 20040525

     (IF CURDATE LE 20110325 THEN COLL_NETRATE(3) -  0.396 ELSE COLL_NETRATE(3))
     0     99
!
Tranche "B1" JUN_WAC

   Block 9989000.00 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040401 Next
          20040525

     ( #COUPON_SUBS )
    0    999

!
Tranche "B2" JUN_WAC
   Block 8878000.00 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040401 Next
          20040525

     ( #COUPON_SUBS )
    0    999

!
Tranche "B3" JUN_WAC
   Block 4439000.00 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040401 Next
          20040525

     ( #COUPON_SUBS )
    0    999

!
Tranche "B4" JUN_WAC
   Block 3330000.00 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040401 Next
          20040525

     ( #COUPON_SUBS )
    0    999

!
Tranche "B5" JUN_WAC
   Block 2220000.00 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040401 Next
          20040525

     ( #COUPON_SUBS )
    0    999

!
Tranche "B6" JUN_WAC
   Block 1109951.80 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040401 Next
          20040525

     ( #COUPON_SUBS )
    0    999

!
Tranche "2WAC-IO" SEN_FLT_IO

   Block 175000000.00 GROUP 2  FREQ M FLOAT RESET M NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20090325 THEN
BBAL("2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","2A8#1") ELSE 0 ); _
                                                              END   ( IF CURDATE LT 20090325 THEN
BBAL("2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","2A8#1") ELSE 0 ); _ DAYCOUNT 30360
          BUSINESS_DAY NONE _ Delay 24 Dated 20040401 Next 20040525

     (IF CURDATE LE 20090325 THEN ((COLL_NETRATE(2)-0.06)*BBAL("2A3","2A4","2A5","2A6","2A7","2A8")-COUPON("2A3")*BBAL("2A3")  -
COUPON("2A4")*BBAL("2A4") - COUPON("2A5")*BBAL("2A5") - COUPON("2A6")*BBAL("2A6")- COUPON("2A7")*BBAL("2A7")-
COUPON("2A8")*BBAL("2A8"))/BBAL("2A3","2A4","2A5","2A6","2A7", "2A8") else 0)

     0     999

!
Tranche "1IO" SEN_IO

   Block 206076541.83 at 0.106 GROUP 1  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20070425 THEN
BBAL("AR#1","1A1#1","1A2#1","SUBORD_1#1") ELSE 0 ); _
                                                              END   ( IF CURDATE LT 20070425 THEN
BBAL("AR#1","1A1#1","1A2#1","SUBORD_1#1") ELSE 0 ); _ DAYCOUNT 30360
          BUSINESS_DAY NONE _ Delay 24 Dated 20040401 Next 20040525

!
Tranche "3IO" SEN_IO

   Block 30883901.27 at 0.396 GROUP 3  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20110325 THEN BBAL("3A11#1","SUBORD_3#1")
ELSE 0 ); _
                                                              END   ( IF CURDATE LT 20110325 THEN BBAL("3A11#1","SUBORD_3#1") ELSE 0
); -
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040401  Next 20040525
!
Tranche "2IO" SEN_IO

   Block 872868608.70 at 0.205981 GROUP 2  FREQ M FLOAT NOTIONAL WITH FORMULA BEGIN ( IF CURDATE LE 20090325 THEN
BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","2A8#1","SUBORD_2#1") ELSE 0 ); _
                                                              END   ( IF CURDATE LT 20090325 THEN

          BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","2A8#1","SUBORD_2#1")
          ELSE 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20040401  Next 20040525
    ( 0.205981 )
    0    999

!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040401 Next 20040525 Settle 20040429 DEFINE PSEUDO_TRANCHE
COLLAT GROUP 1 _

   Delay 24 Dated 20040401 Next 20040525 Settle 20040429 DEFINE PSEUDO_TRANCHE
COLLAT GROUP 2 _

   Delay 24 Dated 20040401 Next 20040525 Settle 20040429 DEFINE PSEUDO_TRANCHE
COLLAT GROUP 3 _

   Delay 24 Dated 20040401 Next 20040525 Settle 20040429 !

  CREDIT_SUPPORT_BASIS DEAL
!
ifdef #cmover_3.0g2 _

  DEFINE MACRO #BalanceRatio[1] = BALANCE_RATIO {#1}
!
ifndef #cmover_3.0g2 _
  DEFINE MACRO #BalanceRatio[1] =
!
  CLASS "1IO"       NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "AR"        NO_BUILD_TRANCHE _

                    = "AR"

  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "1A2"       NO_BUILD_TRANCHE _

                    = "1A2"
  CLASS "2IO"       NO_BUILD_TRANCHE _

                    = "2IO"
  CLASS "2WAC-IO"   NO_BUILD_TRANCHE _

                    = "2WAC-IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _

                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _

                    = "2A2"
  CLASS "2A3"       NO_BUILD_TRANCHE _

                    = "2A3"
  CLASS "2A4"       NO_BUILD_TRANCHE _

                    = "2A4"
  CLASS "2A5"       NO_BUILD_TRANCHE _

                    = "2A5"
  CLASS "2A6"       NO_BUILD_TRANCHE _

                    = "2A6"
  CLASS "2A7"       NO_BUILD_TRANCHE _

                    = "2A7"
  CLASS "2A8"       NO_BUILD_TRANCHE _

                    = "2A8"
  CLASS "3A1"       NO_BUILD_TRANCHE _

                    = "3IO"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _

                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _

                    = "SUBORD_2"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _

                    = "SUBORD_3"

  CLASS "1A" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A1" "1A2"

  CLASS "PT" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "2A1" "2A2"

  CLASS             "SEQ" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _ = "2A3"
                    "2A4" "2A5" "2A6" "2A7" "2A8"

  CLASS "B6"        NO_BUILD_TRANCHE _
                    = "B6"
  CLASS "B5"        NO_BUILD_TRANCHE _

                         = "B5", SUPPORT_CLASSES = "B6"
                          CLASS "B4" NO_BUILD_TRANCHE _

                    = "B4", SUPPORT_CLASSES = "B6" "B5"
  CLASS "B3"        NO_BUILD_TRANCHE _

                    = "B3", SUPPORT_CLASSES = "B6" "B5" "B4"
  CLASS "B2"        NO_BUILD_TRANCHE _
                    = "B2", SUPPORT_CLASSES = "B6" "B5" "B4" "B3"
  CLASS "B1"        NO_BUILD_TRANCHE _
                    = "B1", SUPPORT_CLASSES = "B6" "B5" "B4" "B3" "B2"
  CLASS "SUBS" DISTRIB_CLASS SUBORD  WRITEDOWN_BAL SUBORD _
                    = "B1" "B2" "B3" "B4" "B5" "B6" , _
    COMBINE_CLASSES {#BalanceRatio}{1.0} = "SUBORD_1" "SUBORD_2" "SUBORD_3"
  CLASS "SNR_1"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); _
                    = "AR" "1A"  "1IO", SUPPORT_CLASSES = "SUBS"

  CLASS "SNR_2"     WRITEDOWN_BAL PRORATA ALLOCATION WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); _
                    = "PT" "SEQ" "2WAC-IO"  "2IO", SUPPORT_CLASSES = "SUBS"
  CLASS "3A"        NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A11", SUPPORT_CLASSES = "SUBS"
!
!
  CLASS "GRP1" _

                 DISTRIB_CLASS RULES _
                   = "SNR_1" "SUBORD_1"
  CLASS "GRP2" _

                 DISTRIB_CLASS RULES _
                   = "SNR_2" "SUBORD_2"
  CLASS "GRP3" _

                 DISTRIB_CLASS RULES _
                   = "3A1" "3A" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1A"           Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "PT"           Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SEQ"          Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBS"         Delay 24  Dated 20040401  Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")

  DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #Sub2TimesLossPct1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS1", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2")) DEFINE DYNAMIC STICKY #Sub2TimesLossPct2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS2", "MONTH", "PCT" )
  DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("3A") DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("3A")) DEFINE DYNAMIC STICKY #Sub2TimesLossPct3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSS3", "MONTH", "PCT" ) DEFINE DYNAMIC STICKY #TotSubBalAgg = #SubBal1 + #SubBal2 + #SubBal3 DEFINE DYNAMIC STICKY #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3 DEFINE DYNAMIC STICKY #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )

!
TRIGGER "TwoTimesCumLoss1" _
        ORIG_TESTVAL    0.00% _

        TESTVAL         (DELINQ_LOSS_ACCUM(1)/#OrigSubBal1); _
        TARGETVAL       ( #Sub2TimesLossPct1 ); _

        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger1" _

        FULL_NAME   "Sub Two Times Group 1 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                      Month ***            %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _

        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss1","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss2" _
        ORIG_TESTVAL    0.00% _

        TESTVAL         (DELINQ_LOSS_ACCUM(2)/#OrigSubBal2); _
        TARGETVAL       ( #Sub2TimesLossPct2 ); _

        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger2" _

        FULL_NAME   "Sub Two Times Group 2 Loss Trigger" _

***  Denotes Less than or equal to

        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month ***           %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _

        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss2","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLoss3" _
        ORIG_TESTVAL    0.00% _

        TESTVAL         (DELINQ_LOSS_ACCUM(3)/#OrigSubBal3); _
        TARGETVAL       ( #Sub2TimesLossPct3 ); _

        ORIG_TARGETVAL  NO_CHECK 30% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTrigger3" _

        FULL_NAME   "Sub Two Times Group 3 Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month ***           %;  _
                            72           30%;  _
                            84           35%;  _
                            96           40%;  _
                            108          45%;  _
                            120          50%"_
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will be directed to the senior bonds earlier than normal." _

        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLoss3","TRIGVAL"));
!
!
TRIGGER "CumLossAgg" _

        ORIG_TESTVAL    0.00% _

        TESTVAL         (DELINQ_LOSS_ACCUM/(#OrigSubBal1 + #OrigSubBal2 +
                        #OrigSubBal3)); _
        TARGETVAL       ( #ReduceTestAAgg ); _
        ORIG_TARGETVAL  NO_CHECK 30% _
        EFFECTIVE_WHEN  ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE
                        TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTriggerAgg" _

        FULL_NAME   "Shifting Interest Loss Trigger" _

***  Denotes less than or equal to

        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month ***           %;  _
                            36           30%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _ IMPACT "Unscheduled principal that was intended to be paid to the _

subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLossAgg","TRIGVAL"));
!
!
  DEFINE DYNAMIC #COUPON_SUBS = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 /
NDAYS_ACCRUE_INT("SUBS#1")
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                                 COLL_FRAC 10% _

                              PRICE_P ( COLL_BAL );

!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
!
 CMO Block Payment Rules

------------------------------------
!
   calculate :  #SubsNotGoneAgg = BBAL("B1", "B2", "B3", "B4", "B5", "B6")
                GT 0.01
!
   calculate :  #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF #SubsNotGoneAgg _

               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1

*** Denotes Less than or equal to

!
   calculate :  #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF #SubsNotGoneAgg _

               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1

!
   calculate :  #OrigSenPct3  = ORIG_BBAL("3A") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF #SubsNotGoneAgg _

               THEN MIN(1, BBAL("3A") / COLL_PREV_BAL(3)) _
               ELSE 1

!
   calculate :  #OrigSenPctAgg  = ORIG_BBAL("SNR_1","SNR_2","3A") / (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3)
   calculate :  #SenPctAgg      = MIN(1, BBAL("SNR_1","SNR_2","3A") / (COLL_PREV_BAL(1,2,3)))
!
   calculate :  #ShiftTestAgg = NOT TRIGGER("ShiftTriggerAgg")
!
!
   calculate :  #Sub2TimesTrigger1 = NOT TRIGGER("TwoTimesTrigger1")
!
   calculate :  #Sub2TimesTrigger2 = NOT TRIGGER("TwoTimesTrigger2")
!
   calculate :  #Sub2TimesTrigger3 = NOT TRIGGER("TwoTimesTrigger3")
   calculate :  #Sub2TimesTriggerAgg = #Sub2TimesTrigger1 AND #Sub2TimesTrigger2 AND #Sub2TimesTrigger3
!
   calculate :  #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "3A",
"SUBORD_3") _

                                    GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2",
"SUBORD_2", "3A", "SUBORD_3")  AND _
                                    #Sub2TimesTriggerAgg

!
   calculate :  #SenPctFailAgg = (#SenPctAgg > #OrigSenPctAgg)
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _

              THEN 1 _

              ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _

              THEN 1 _

              ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
   calculate :  #SenPrep3 = _
              IF #SenPctFailAgg _

              THEN 1 _

              ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _
   Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
!
   calculate :  #SenPrep1 = _
              IF #SenPctFailAgg _

              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _

                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (1-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1

!
   calculate :  #SenPrep2 = _
              IF #SenPctFailAgg _

              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _

                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (1-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2

!
   calculate :  #SenPrep3 = _
              IF #SenPctFailAgg _

              THEN 1 _
              ELSE IF #Sub2TimesTestAgg _

                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (1-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3

!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _

  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT #SCH11 = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT #PRP11 = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT #REC11 = #SENRECOV1
!
 calculate:  "SNR_2" _

  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT #SCH22 = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT #PRP22 = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT #REC22 = #SENRECOV2
!
 calculate:  "3A" _

  NO_CHECK SCHEDULED     GROUP 3  FRACTION LIMIT #SCH33 = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3  FRACTION LIMIT #PRP33 = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT   LIMIT #REC33 = #SENRECOV3
!
  calculate : #SenSchedAlloc1 = #SCH11 * COLL_P_SCHED(1) calculate :
  #SenPrepayAlloc1 = #PRP11 * COLL_P_PREPAY(1) calculate : #SenRecoverAlloc1 = #REC11 calculate : #SenSchedAlloc2 = #SCH22 * COLL_P_SCHED(2) calculate :
  #SenPrepayAlloc2 = #PRP22 * COLL_P_PREPAY(2) calculate : #SenRecoverAlloc2 = #REC22 calculate : #SenSchedAlloc3 = #SCH33 * COLL_P_SCHED(3) calculate :
  #SenPrepayAlloc3 = #PRP33 * COLL_P_PREPAY(3) calculate : #SenRecoverAlloc3 = #REC33

!
!! **************************** CROSS SENIORS DUE TO RAPID PREPAYS ****************************
!
   calculate :  #SubMultipleAgg = LOOKUP_TBL( "STEP", CURMONTH , "CROSSPREP_2TIMESAgg", "MONTH", "MULTIPLE" )
!
   calculate   : #CrossTestAgg = ((#SubBal1 + #SubBal2 + #SubBal3) /
               (COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)) LT _
               #SubMultipleAgg * (#OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3) /
               (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3))

!
   calculate :  #CrossTest1 =  _

              BBAL("SNR_1") LT 0.01 AND #CrossTestAgg !

   calculate :  #CrossTest2 =  _

              BBAL("SNR_2") LT 0.01 AND #CrossTestAgg !

   calculate :  #CrossTest3 =  _
              BBAL("3A")  LT 0.01 AND #CrossTestAgg

!
 calculate:  "SNR_1" _

    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH1 = IF #CrossTest2 THEN (COLL_P_SCHED(2)   - #SenSchedAlloc2) *
BBAL("SNR_1")/BBAL("SNR_1","3A") ELSE 0 ; _

    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP1 = IF #CrossTest2 THEN (COLL_P_PREPAY(2)  - #SenPrepayAlloc2) *
BBAL("SNR_1")/BBAL("SNR_1","3A") ELSE 0 ; _

    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC1 = IF #CrossTest2 THEN (DELINQ_RECOVER(2) - #SenRecoverAlloc2) *
BBAL("SNR_1")/BBAL("SNR_1","3A") ELSE 0 ; _

    SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH1 = IF #CrossTest3 THEN (COLL_P_SCHED(3)   - #SenSchedAlloc3) *
BBAL("SNR_1")/BBAL("SNR_1","SNR_2") ELSE 0 ; _

    PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP1 = IF #CrossTest3 THEN (COLL_P_PREPAY(3)  - #SenPrepayAlloc3) *
BBAL("SNR_1")/BBAL("SNR_1","SNR_2") ELSE 0 ; _

    RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC1 = IF #CrossTest3 THEN (DELINQ_RECOVER(3) - #SenRecoverAlloc3) *
BBAL("SNR_1")/BBAL("SNR_1","SNR_2") ELSE 0 !

 calculate:  "SNR_2" _

    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH2 = IF #CrossTest1 THEN (COLL_P_SCHED(1)   - #SenSchedAlloc1) *
BBAL("SNR_2")/BBAL("SNR_2","3A") ELSE 0 ; _

    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP2 = IF #CrossTest1 THEN (COLL_P_PREPAY(1)  - #SenPrepayAlloc1) *
BBAL("SNR_2")/BBAL("SNR_2","3A") ELSE 0 ; _

    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC2 = IF #CrossTest1 THEN (DELINQ_RECOVER(1) - #SenRecoverAlloc1) *
BBAL("SNR_2")/BBAL("SNR_2","3A") ELSE 0 ; _

    SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH2 = IF #CrossTest3 THEN (COLL_P_SCHED(3)   - #SenSchedAlloc3) *
BBAL("SNR_2")/BBAL("SNR_1","SNR_2") ELSE 0 ; _

    PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP2 = IF #CrossTest3 THEN (COLL_P_PREPAY(3)  - #SenPrepayAlloc3) *
BBAL("SNR_2")/BBAL("SNR_1","SNR_2") ELSE 0 ; _

    RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC2 = IF #CrossTest3 THEN (DELINQ_RECOVER(3) - #SenRecoverAlloc3) *
BBAL("SNR_2")/BBAL("SNR_1","SNR_2") ELSE 0 !

 calculate:  "3A" _

    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH3 = IF #CrossTest1 THEN (COLL_P_SCHED(1)   - #SenSchedAlloc1) *
BBAL("3A")/BBAL("SNR_2","3A") ELSE 0 ; _

    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP3 = IF #CrossTest1 THEN (COLL_P_PREPAY(1)  - #SenPrepayAlloc1) *
BBAL("3A")/BBAL("SNR_2","3A") ELSE 0 ; _

    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC3 = IF #CrossTest1 THEN (DELINQ_RECOVER(1) - #SenRecoverAlloc1) *
BBAL("3A")/BBAL("SNR_2","3A") ELSE 0 ; _

    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH3 = IF #CrossTest2 THEN (COLL_P_SCHED(2)   - #SenSchedAlloc2) *
BBAL("3A")/BBAL("SNR_1","3A") ELSE 0 ; _

    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP3 = IF #CrossTest2 THEN (COLL_P_PREPAY(2)  - #SenPrepayAlloc2) *
BBAL("3A")/BBAL("SNR_1","3A") ELSE 0 ; _

    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC3 = IF #CrossTest2 THEN (DELINQ_RECOVER(2) - #SenRecoverAlloc2) *
BBAL("3A")/BBAL("SNR_1","3A") ELSE 0 !

  calculate : #SenSchedAlloc1 = #SenSchedAlloc1 + #CROSS1SCH2 + #CROSS1SCH3
  calculate : #SenPrepayAlloc1 = #SenPrepayAlloc1 + #CROSS1PRP2 + #CROSS1PRP3
  calculate : #SenRecoverAlloc1 = #SenRecoverAlloc1 + #CROSS1REC2 + #CROSS1REC3

!
  calculate : #SenSchedAlloc2 = #SenSchedAlloc2 + #CROSS2SCH1 + #CROSS2SCH3
  calculate : #SenPrepayAlloc2 = #SenPrepayAlloc2 + #CROSS2PRP1 + #CROSS2PRP3
  calculate : #SenRecoverAlloc2 = #SenRecoverAlloc2 + #CROSS2REC1 + #CROSS2REC3

!
  calculate : #SenSchedAlloc3 = #SenSchedAlloc3 + #CROSS3SCH1 + #CROSS3SCH2
  calculate : #SenPrepayAlloc3 = #SenPrepayAlloc3 + #CROSS3PRP1 + #CROSS3PRP2
  calculate : #SenRecoverAlloc3 = #SenRecoverAlloc3 + #CROSS3REC1 + #CROSS3REC2

!
!! ************************** END CROSS SENIORS DUE TO RAPID PREPAYS ***************************
!
   calculate : #SubSched1   = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 )

   calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )

!
 calculate:  "SUBORD_1" _

  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )

!
 calculate:  "SUBORD_2" _

  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )

!
 calculate:  "SUBORD_3" _

  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 calculate :
   #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3

!
!!! DOUBLE CREDIT SUPPORT TEST ( SUBS ) !!!
!
  calculate:  #TwoTimesSUBS = #Sub2TimesTestAgg AND ( #ShiftTestAgg )
!
  calculate:  #OrigB1Sup = ROUND(ORIG_BBAL("B2","B3","B4","B5","B6")/(#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
  calculate:  #OrigB2Sup = ROUND(ORIG_BBAL("B3","B4","B5","B6")/(#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
  calculate:  #OrigB3Sup = ROUND(ORIG_BBAL("B4","B5","B6")/(#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
  calculate:  #OrigB4Sup = ROUND(ORIG_BBAL("B5","B6")/(#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
  calculate:  #OrigB5Sup = ROUND(ORIG_BBAL("B6")/(#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3), 12 )
!

  calculate:  #CurrB1Sup = ROUND(BBAL("B2","B3","B4","B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
  calculate:  #CurrB2Sup = ROUND(BBAL("B3","B4","B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
  calculate:  #CurrB3Sup = ROUND(BBAL("B4","B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
  calculate:  #CurrB4Sup = ROUND(BBAL("B5","B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
  calculate:  #CurrB5Sup = ROUND(BBAL("B6")/(COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)), 12 )
!
  calculate: #SubB2Dbl = IF BBAL("B1") AND #TwoTimesSUBS AND CURMONTH *** 132
  THEN ((2 * #OrigB1Sup) - #CurrB1Sup LT 1.e-8 ) ELSE 1 calculate: #SubB3Dbl =
  IF BBAL("B1","B2") AND #TwoTimesSUBS AND CURMONTH *** 132 THEN ((2 *
  #OrigB2Sup) - #CurrB2Sup LT 1.e-8 )

ELSE 1

  calculate:  #SubB4Dbl = IF BBAL("B1","B2","B3") AND #TwoTimesSUBS AND CURMONTH *** 132 THEN ((2 * #OrigB3Sup) -
#CurrB3Sup LT 1.e-8 ) ELSE 1
  calculate:  #SubB5Dbl = IF BBAL("B1","B2","B3","B4") AND #TwoTimesSUBS AND CURMONTH *** 132 THEN ((2 * #OrigB4Sup) -
#CurrB4Sup LT 1.e-8 ) ELSE 1
  calculate:  #SubB6Dbl = IF BBAL("B1","B2","B3","B4","B5") AND #TwoTimesSUBS AND CURMONTH *** 132 THEN ((2 * #OrigB5Sup) -
#CurrB5Sup LT 1.e-8 ) ELSE 1
!
  calculate: #SUBSPrepPct = LOOKUP_TBL( "STEP", CURMONTH , "SubShiftSUBS", "MONTH", "PCT" )
!
  calculate:  #SbShB1Dbl = SUB_SHARE("B1")
  calculate: #SbShB2Dbl = IF #SubB2Dbl THEN SUB_SHARE("B2") ELSE SUB_SHARE("B2")
  * #SUBSPrepPct calculate: #SbShB3Dbl = IF #SubB3Dbl THEN SUB_SHARE("B3") ELSE
  SUB_SHARE("B3") * #SUBSPrepPct calculate: #SbShB4Dbl = IF #SubB4Dbl THEN
  SUB_SHARE("B4") ELSE SUB_SHARE("B4") * #SUBSPrepPct calculate: #SbShB5Dbl = IF
  #SubB5Dbl THEN SUB_SHARE("B5") ELSE SUB_SHARE("B5") * #SUBSPrepPct calculate:
  #SbShB6Dbl = IF #SubB6Dbl THEN SUB_SHARE("B6") ELSE SUB_SHARE("B6") *
  #SUBSPrepPct

!
  calculate: #SUBSSurplus = 1.0 - #SbShB1Dbl - #SbShB2Dbl - #SbShB3Dbl - #SbShB4Dbl - #SbShB5Dbl - #SbShB6Dbl
!
  calculate: #SUBSDenomD = ( BBAL("B1") + #SubB2Dbl * BBAL("B2") + #SubB3Dbl * BBAL("B3") + #SubB4Dbl * BBAL("B4") + #SubB5Dbl *
BBAL("B5") + #SubB6Dbl * BBAL("B6") )
!
  calculate:  #SbShB1S = BBAL("B1") / #SUBSDenomD
  calculate:  #SbShB2S = (#SubB2Dbl * BBAL("B2")) / #SUBSDenomD
  calculate:  #SbShB3S = (#SubB3Dbl * BBAL("B3")) / #SUBSDenomD
  calculate:  #SbShB4S = (#SubB4Dbl * BBAL("B4")) / #SUBSDenomD
  calculate:  #SbShB5S = (#SubB5Dbl * BBAL("B5")) / #SUBSDenomD
  calculate:  #SbShB6S = (#SubB6Dbl * BBAL("B6")) / #SUBSDenomD
!
  calculate:  #SbShB1Ex = #SUBSSurplus * #SbShB1S
  calculate:  #SbShB2Ex = #SUBSSurplus * #SbShB2S

*** Less than or equal to

  calculate: #SbShB3Ex = #SUBSSurplus * #SbShB3S calculate: #SbShB4Ex = #SUBSSurplus * #SbShB4S calculate: #SbShB5Ex = #SUBSSurplus * #SbShB5S calculate: #SbShB6Ex = #SUBSSurplus * #SbShB6S
!
  calculate: #SbShB1P = #SbShB1Dbl + #SbShB1Ex calculate: #SbShB2P = #SbShB2Dbl + #SbShB2Ex calculate: #SbShB3P = #SbShB3Dbl + #SbShB3Ex calculate: #SbShB4P = #SbShB4Dbl + #SbShB4Ex calculate: #SbShB5P = #SbShB5Dbl + #SbShB5Ex calculate: #SbShB6P = #SbShB6Dbl + #SbShB6Ex
!
 calculate:  "B1" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B1S  = #SubSched  * SHARE("B1") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B1P  = #SubPrepay * #SbShB1P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B1R  = #SubRecov  * #SbShB1P
!
 calculate:  "B2" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B2S  = #SubSched  * SHARE("B2") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B2P  = #SubPrepay * #SbShB2P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B2R  = #SubRecov  * #SbShB2P
!
 calculate:  "B3" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B3S  = #SubSched  * SHARE("B3") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B3P  = #SubPrepay * #SbShB3P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B3R  = #SubRecov  * #SbShB3P
!
 calculate:  "B4" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B4S  = #SubSched  * SHARE("B4") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B4P  = #SubPrepay * #SbShB4P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B4R  = #SubRecov  * #SbShB4P
!
 calculate:  "B5" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B5S  = #SubSched  * SHARE("B5") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B5P  = #SubPrepay * #SbShB5P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B5R  = #SubRecov  * #SbShB5P
!
 calculate:  "B6" _

  NO_CHECK SCHEDULED      AMOUNT   LIMIT #B6S  = #SubSched  * SHARE("B6") , _
  NO_CHECK PREPAY         AMOUNT   LIMIT #B6P  = #SubPrepay * #SbShB6P , _
  NO_CHECK RECOVER        AMOUNT   LIMIT #B6R  = #SubRecov  * #SbShB6P
!
   calculate : #SubWaterFall = (#SubSched + #SubPrepay + #SubRecov) - (#B1S +
#B1P + #B1R + #B2S + #B2P + #B2R + #B3S + #B3P + #B3R + #B4S + #B4P + #B4R +
#B5S + #B5P + #B5R + #B6S + #B6P + #B6R)

!
 calculate:  "B1" _

  NO_CHECK CUSTOM    AMOUNT LIMIT V1  = #SubWaterFall
!
 calculate:  "B2" _

  NO_CHECK CUSTOM    AMOUNT LIMIT V2  = #SubWaterFall - V1
!
 calculate:  "B3" _

  NO_CHECK CUSTOM    AMOUNT LIMIT V3  = #SubWaterFall - V1 - V2
!
 calculate:  "B4" _

  NO_CHECK CUSTOM    AMOUNT LIMIT V4  = #SubWaterFall - V1 - V2 - V3
!
 calculate:  "B5" _

  NO_CHECK CUSTOM    AMOUNT LIMIT V5  = #SubWaterFall - V1 - V2 - V3 - V4
!
 calculate:  "B6" _

  NO_CHECK CUSTOM    AMOUNT LIMIT V6  = #SubWaterFall - V1 - V2 - V3 - V4 - V5
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT("SUBS")
!
   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") /
   BBAL("SNR_1","SNR_2","3A") calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2","3A") calculate : #ExcessSub3 = #ExcessSub * BBAL("3A") / BBAL("SNR_1","SNR_2","3A")

!
  calculate : "SNR_1" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "SNR_2" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
  calculate : "3A" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS3 = #ExcessSub3
!
   calculate : #SubExcessSub1 = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1) calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1 calculate :
   #RemSubOptPrinc1 = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1 calculate :
   #SubExcessSub2 = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2) calculate :
   #RemSubExcessSub2 = #VS2 - #SubExcessSub2 calculate : #RemSubOptPrinc2 = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2 calculate : #SubExcessSub3 = MIN(OPTIMAL_PRINCPMT("SUBORD_3"), #VS3) calculate : #RemSubExcessSub3 = #VS3
   - #SubExcessSub3 calculate : #RemSubOptPrinc3 = OPTIMAL_PRINCPMT("SUBORD_3")
   - #SubExcessSub3

   calculate : #RemSubExcessSub  = #RemSubExcessSub1 + #RemSubExcessSub2 + #RemSubExcessSub3
   calculate : #RemSubOptPrinc   = #RemSubOptPrinc1 + #RemSubOptPrinc2 + #RemSubOptPrinc3
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub *
   #RemSubOptPrinc1/#RemSubOptPrinc) calculate : #TotSubExcessSub2 = -1 *
   (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
   calculate : #TotSubExcessSub3 = -1 * (#SubExcessSub3 + #RemSubExcessSub *
   #RemSubOptPrinc3/#RemSubOptPrinc)

!
  calculate : "SUBORD_1" _

   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "SUBORD_2" _

   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
  calculate : "SUBORD_3" _

   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub3
!
  calculate : "B1" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT    LIMIT V1 =  (#ExcessSub -#VS1 -#VS2 -#VS3)
!
  calculate : "B2" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT    LIMIT V2 =  (#ExcessSub -#VS1 -#VS2 -#VS3 -V1)
!
  calculate : "B3" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT    LIMIT V3 =  (#ExcessSub -#VS1 -#VS2 -#VS3 -V1 -V2)
!
  calculate : "B4" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT    LIMIT V4 =  (#ExcessSub -#VS1 -#VS2 -#VS3 -V1 -V2 -V3)
!
  calculate : "B5" _

   NO_CHECK EXCESS_SUB_AMT AMOUNT    LIMIT V5 =  (#ExcessSub -#VS1 -#VS2 -#VS3 -V1 -V2 -V3 -V4)
!
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("3A1")
         pay :  CLASS INTEREST  PRO_RATA ("3A" )
         pay :  CLASS INTSHORT  PRO_RATA ("3A" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "3A" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )

------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1" ; "GRP2" ; "GRP3" )
         pay :  CLASS ENTIRETY PRO_RATA ( "SNR_1" ; "SNR_2" ; "3A"  )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "AR"; "1A"; "1IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AR"; "1A"; "1IO" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AR", "1A" )
------------------------------------
!
        from :  CLASS ( "1A" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A2" )
------------------------------------
        from :  CLASS ( "1A" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "AR" )
         pay :  SEQUENTIAL ( "AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  CLASS ( "1A2" )
         pay :  SEQUENTIAL ( "1A2#1" )
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "PT"; "SEQ"; "2IO"; "2WAC-IO" )

         pay :  CLASS INTSHORT PRO_RATA  ( "PT"; "SEQ"; "2IO"; "2WAC-IO" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "PT" ; "SEQ" )
------------------------------------
!
        from :  CLASS ( "PT" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "PT" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
        from :  CLASS ( "SEQ" )
         pay : CLASS INTEREST PRO_RATA ( "2A3"; "2A4"; "2A5"; "2A6"; "2A7";
         "2A8" ) pay : CLASS INTSHORT PRO_RATA ( "2A3"; "2A4"; "2A5"; "2A6";
         "2A7"; "2A8" )

------------------------------------
        from :  CLASS ( "SEQ" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2A3", "2A4", "2A5", "2A6", "2A7", "2A8" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
        from :  CLASS ( "2A3" )
         pay :  SEQUENTIAL ( "2A3#1" )
------------------------------------
        from :  CLASS ( "2A4" )
         pay :  SEQUENTIAL ( "2A4#1" )
------------------------------------
        from :  CLASS ( "2A5" )
         pay :  SEQUENTIAL ( "2A5#1" )
------------------------------------
        from :  CLASS ( "2A6" )
         pay :  SEQUENTIAL ( "2A6#1" )
------------------------------------
        from :  CLASS ( "2A7" )
         pay :  SEQUENTIAL ( "2A7#1" )
------------------------------------
        from :  CLASS ( "2A8" )
         pay :  SEQUENTIAL ( "2A8#1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "3A" )
         pay :  SEQUENTIAL ( "3A11#1" )
------------------------------------
------------------------------------

        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "SUBS" )
         pay :  CLASS INTSHORT PRO_RATA  ( "SUBS" )
         pay :  CLASS BALANCE  SEQUENTIAL ( "SUBS" )
------------------------------------
!
------------------------------------ SUB COMBO DISTRIBUTION
        from :  CLASS ("SUBS" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B1" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B2" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B3" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B4" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B5" )
         pay :  CLASS ENTIRETY  SEQUENTIAL ("B6" )
------------------------------------
!
------------------------------------CROSS UNDERCOLLATERALIZED GROUPS calculate :
   #ShortFall1 = MAX(0, BBAL("SNR_1") - COLL_BAL(1)) calculate : #ShortFall2 = MAX(0, BBAL("SNR_2") - COLL_BAL(2)) calculate : #ShortFall3 = MAX(0, BBAL("3A") - COLL_BAL(3))

------------------------------------
   calculate : #ShortFall = #ShortFall1 + #ShortFall2 + #ShortFall3 calculate :
   #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B6") * #ShortFall1/#ShortFall) calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B6") *
   #ShortFall2/#ShortFall) calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B6") * #ShortFall3/#ShortFall)

------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B6" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B6" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B6" )
         pay :  CLASS BALANCE SEQUENTIAL ( "3A" )
------------------------------------
   calculate : #ShortFall = #ShortFall1 + #ShortFall2 + #ShortFall3 calculate :
   #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B5") * #ShortFall1/#ShortFall) calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B5") *
   #ShortFall2/#ShortFall) calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B5") * #ShortFall3/#ShortFall)

------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B5" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B5" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B5" )
         pay :  CLASS BALANCE SEQUENTIAL ( "3A" )
------------------------------------
   calculate : #ShortFall = #ShortFall1 + #ShortFall2 + #ShortFall3 calculate :
   #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B4") * #ShortFall1/#ShortFall) calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B4") *
   #ShortFall2/#ShortFall) calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B4") * #ShortFall3/#ShortFall)

------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B4" )
         pay :  CLASS BALANCE SEQUENTIAL ( "3A" )
------------------------------------
   calculate : #ShortFall = #ShortFall1 + #ShortFall2 + #ShortFall3 calculate :
   #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B3") * #ShortFall1/#ShortFall) calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B3") *
   #ShortFall2/#ShortFall) calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B3") * #ShortFall3/#ShortFall)

------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "3A" )
------------------------------------
   calculate : #ShortFall = #ShortFall1 + #ShortFall2 + #ShortFall3 calculate :
   #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B2") * #ShortFall1/#ShortFall) calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B2") *
   #ShortFall2/#ShortFall) calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B2") * #ShortFall3/#ShortFall)

------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "3A" )
------------------------------------
   calculate : #ShortFall = #ShortFall1 + #ShortFall2 + #ShortFall3 calculate :
   #UnderCollatPDA1 = MIN(#ShortFall1, PDA("B1") * #ShortFall1/#ShortFall) calculate : #UnderCollatPDA2 = MIN(#ShortFall2, PDA("B1") *
   #ShortFall2/#ShortFall) calculate : #UnderCollatPDA3 = MIN(#ShortFall3, PDA("B1") * #ShortFall3/#ShortFall)

------------------------------------
        from :  SUBACCOUNT ( #Shortfall1, #UnderCollatPDA1, CLASS "B1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_1" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall2, #UnderCollatPDA2, CLASS "B1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SNR_2" )
------------------------------------
        from :  SUBACCOUNT ( #Shortfall3, #UnderCollatPDA3, CLASS "B1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "3A" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "AR"; "1A"; "1IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AR"; "1A"; "1IO" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AR", "1A" )
------------------------------------
!
        from :  CLASS ( "1A" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A2" )
------------------------------------
        from :  CLASS ( "1A" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A2" )
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "PT"; "SEQ"; "2IO"; "2WAC-IO" )
         pay :  CLASS INTSHORT PRO_RATA  ( "PT"; "SEQ"; "2IO"; "2WAC-IO" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "PT" ; "SEQ" )
------------------------------------
!
        from :  CLASS ( "PT" )
         pay : CLASS INTEREST PRO_RATA ( "2A1"; "2A2" ) pay : CLASS INTSHORT PRO_RATA ( "2A1"; "2A2" )

------------------------------------
        from :  CLASS ( "PT" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
        from :  CLASS ( "SEQ" )
         pay : CLASS INTEREST PRO_RATA ( "2A3"; "2A4"; "2A5"; "2A6"; "2A7";
         "2A8" ) pay : CLASS INTSHORT PRO_RATA ( "2A3"; "2A4"; "2A5"; "2A6";
         "2A7"; "2A8" )

------------------------------------
        from :  CLASS ( "SEQ" )
         pay :  CLASS BALANCE SEQUENTIAL ( "2A3", "2A4", "2A5", "2A6", "2A7", "2A8" )
------------------------------------
!
        from :  CLASS ( "3A" )
         pay :  SEQUENTIAL ( "3A11#1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "B1" )
         pay :  SEQUENTIAL ( "B1#1" )
------------------------------------
        from :  CLASS ( "B2" )
         pay :  SEQUENTIAL ( "B2#1" )
------------------------------------
        from :  CLASS ( "B3" )
         pay :  SEQUENTIAL ( "B3#1" )
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  CLASS ( "B6" )
         pay :  SEQUENTIAL ( "B6#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate : #PrincReduce = BBAL("B1#1", "B2#1", "B3#1", "B4#1", "B5#1",
   "B6#1") - BBAL("SUBS") calculate : #SubPrinc1 = BBAL("SUBORD_1#1") -
   BBAL("SUBORD_1") calculate : #SubPrinc2 = BBAL("SUBORD_2#1") -
   BBAL("SUBORD_2") calculate : #SubPrinc3 = BBAL("SUBORD_3#1") -
   BBAL("SUBORD_3") calculate : #SubPrincAgg = #SubPrinc1 + #SubPrinc2 +
   #SubPrinc3 calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 /
   #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 /
   #SubPrincAgg calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 /
   #SubPrincAgg

------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------

  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
!
        from :  CLASS ( "SUBS" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
------------------------------------ MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "AR#1",
   "1A1#1", "1A2#1", "SUBORD_1#1" ) - COLL_BAL(1))) calculate : #ReduceSubord2 =
   MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1",
   "2A5#1", "2A6#1", "2A7#1",

"2A8#1", "SUBORD_2#1" ) - COLL_BAL(2)))
   calculate : #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A11#1",
   "SUBORD_3#1" ) - COLL_BAL(3))) calculate : #TotReduceSubord = #ReduceSubord1
   + #ReduceSubord2 + #ReduceSubord3

------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #IncreaseSubord1 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "AR#1", "1A1#1", "1A2#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) -
BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1",
"SUBORD_2#1" )))

------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
------------------------------------
   calculate :  #IncreaseSubord3 =  MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A11#1", "SUBORD_3#1" )))
------------------------------------
        when :  IS_THERE ( "B1#1","B2#1","B3#1","B4#1","B5#1","B6#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"),
BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") * (
BBAL("AR#1", "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1",
"2A5#1", "2A6#1", "2A7#1", "2A8#1", "SUBORD_2#1", "3A11#1", "SUBORD_3#1") -
COLL_BAL(1,2,3))))

   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"),
BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") * (
BBAL("AR#1", "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1", "2A3#1",

"2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "SUBORD_2#1",
"3A11#1", "SUBORD_3#1") - COLL_BAL(1,2,3))))

   calculate :  #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1", "SUBORD_2#1",
"SUBORD_3#1") * ( BBAL("AR#1", "1A1#1", "1A2#1", "SUBORD_1#1", "2A1#1", "2A2#1",
"2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "SUBORD_2#1", "3A11#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))

------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT 0.01 ) OR (
BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT 0.01 ) OR (
BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B1#1","B2#1","B3#1","B4#1","B5#1","B6#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT 0.01 ) OR (
BBAL("SUBORD_2#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate : #WriteDown = MAX(0, BBAL( "AR#1", "1A1#1", "1A2#1", "B1#1",
"B2#1", "B3#1", "B4#1", "B5#1", "B6#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1",
"2A5#1", "2A6#1", "2A7#1", "2A8#1", "3A11#1" ) - COLL_BAL(1,2,3))

------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "B6#1" )
         pay :  WRITEDOWN PRO_RATA ( "B5#1" )
         pay :  WRITEDOWN PRO_RATA ( "B4#1" )
         pay :  WRITEDOWN PRO_RATA ( "B3#1" )
         pay :  WRITEDOWN PRO_RATA ( "B2#1" )
         pay :  WRITEDOWN PRO_RATA ( "B1#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "AR#1", "1A1#1", "1A2#1" ) / BBAL(
"AR#1", "1A1#1", "1A2#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1",
"2A7#1", "2A8#1", "3A11#1" ) * #WriteDown)

------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1", "2A3#1", "2A4#1",
"2A5#1", "2A6#1", "2A7#1", "2A8#1" ) / BBAL( "AR#1", "1A1#1", "1A2#1", "2A1#1",
"2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1", "3A11#1" ) *
#WriteDown)

------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A11#1" ) / BBAL( "AR#1", "1A1#1",
"1A2#1", "2A1#1", "2A2#1", "2A3#1", "2A4#1", "2A5#1", "2A6#1", "2A7#1", "2A8#1",
"3A11#1" ) * #WriteDown)

------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "AR#1"; "1A1#1"; "1A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )

         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1"; "2A3#1"; "2A4#1"; "2A5#1"; "2A6#1"; "2A7#1"; "2A8#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A11#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("AR#1","1A1#1","1A2#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2A3#1","2A4#1","2A5#1","2A6#1","2A7#1","2A8#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A11#1","SUBORD_3#1")
------------------------------------
   calculate : #BondBal     = #BondBal1 + #BondBal2 + #BondBal3
------------------------------------
!
Schedule "SHIFT1%"

Declare

SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"

Declare

SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"

Declare

SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040401    9999 9999   FALSE
!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life
Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap
Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1 ARM"       WL    00    WAC       4.1963359637 (     92005654.36 /     92005654.36 );
92005654.36                      0.375        0.375            358:1     358:1       359 NO_CHECK ARM LIBOR_1YR
2.2500000000    36   12 SYNC_INT     10.1963359637    2.0000000000    2.2500000000         0
0                                                   GROUP 1       TEASER
M        2     "3/1 ARM"       WL    00    WAC       4.0255852472 (    114070887.47 /    114070887.47 );
114070887.47                      0.375        0.375            360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    37   12 SYNC_INT     10.0255852472    2.0000000000    2.2500000000         0
0                                                   GROUP 1       TEASER
M        3     "5/1 ARM"       WL    00    WAC       4.5000000000 (       696283.97 /       696283.97 );
696283.97                      0.25         0.25             356:4     356:4       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    57   12 SYNC_INT      9.6250000000    2.0000000000    2.2500000000         0      0  INIT_PERCAP
5.0000000000                            GROUP 2       TEASER
M        4     "5/1 ARM"       WL    00    WAC       4.7586963396 (      1071996.14 /      1071996.14 );
1071996.14                      0.25         0.25             358:2     358:2       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    59   12 SYNC_INT      9.7586963396    2.0000000000    2.2500000000         0      0  INIT_PERCAP
5.0000000000                            GROUP 2       TEASER
M        5     "5/1 ARM"       WL    00    WAC       4.5641930465 (    223755621.43 /    223755621.43 );
223755621.43                      0.25         0.25             357:1     357:1       358 NO_CHECK ARM LIBOR_1YR
2.2500000000    60   12 SYNC_INT      9.5641930465    2.0000000000    2.2500000000         0      0  INIT_PERCAP
5.0000000000                            GROUP 2       TEASER
M        6     "5/1 ARM"       WL    00    WAC       4.5481307722 (    145178475.24 /    145178475.24 );
145178475.24                      0.25         0.25             358:0     358:0       358 NO_CHECK ARM LIBOR_1YR
2.2500000000    61   12 SYNC_INT      9.5481307722    2.0000000000    2.2500000000         0      0  INIT_PERCAP
5.0000000000                            GROUP 2       TEASER
M        7     "5/1 ARM IO"    WL    00    WAC       4.5153062612 (    331449787.10 /    331449787.10 );
331449787.10                      0.25         0.25             359:1     359:1       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    60   12 SYNC_INT      9.5153062612    2.0000000000    2.2500000000         0      0  INIT_PERCAP 5.0000000000 AMORT
NONE FOR          60 GROUP 2       TEASER
M        8     "5/1 ARM IO"    WL    00    WAC       4.5052420809 (    170716444.82 /    170716444.82 );
170716444.82                      0.25         0.25             360:0     360:0       360 NO_CHECK ARM

LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.5052420809    2.0000000000    2.2500000000         0      0
INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        9     "7/1 ARM"       WL    00    WAC       5.5663067384 (      1146253.07 /      1146253.07 );
1146253.07                      0.25         0.25             357:3     357:3       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    82   12 SYNC_INT     10.5663067384    2.0000000000    2.2500000000         0      0  INIT_PERCAP
5.0000000000                            GROUP 3       TEASER
M        10    "7/1 ARm"       WL    00    WAC       5.1800589811 (     15061186.20 /     15061186.20 );
15061186.20                      0.25         0.25             359:1     359:1       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    84   12 SYNC_INT     10.1800589811    2.0000000000    2.2500000000         0      0  INIT_PERCAP
5.0000000000                            GROUP 3       TEASER
M        11    "7/1 ARm"       WL    00    WAC       5.0899007710 (     14676462.00 /     14676462.00 );
14676462.00                      0.25         0.25             360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    85   12 SYNC_INT     10.0899007710    2.0000000000    2.2500000000         0      0  INIT_PERCAP
5.0000000000                            GROUP 3       TEASER